Exhibit 23.2


                       CONSENT OF INDEPENDENT RESERVE ENGINEER

   We consent to the use in this Form 10-K by McMoRan Oil & Gas Co. of our reserve report as of December 31, 1996 and to the references made to us in the Form 10-K.

                                         CRESCENT TECHNOLOGY, INC.


                                             /s/ James A. Glanzer
                                         By:__________________________

                                                   3/19/97
                                       Date: _________________________